EXECUTION COPY ELEVENTH AMENDMENT TO CREDIT AGREEMENT This Eleventh Amendment to Credit Agreement (this “Amendment”) is made as of August 11, 2026, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”; the Guarantors, together with the Borrower, are hereinafter referred to individually as a “Loan Party” and collectively as the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Borrower, the Guarantors, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; WHEREAS, the Loan Parties have requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement; and WHEREAS, the Administrative Agent and Lenders have agreed to amend certain provisions of the Credit Agreement, in each case subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) By amending Section 1.01 (Defined Terms) thereof as follows: (i) by amending and restating the definition of “Consolidated Fixed Charge Coverage Ratio” therein to read in its entirety as follows: “ “Consolidated Fixed Charge Coverage Ratio” means, with respect to the Loan Parties on a Consolidated basis for any applicable fiscal measurement period, the ratio of (a) the result of (i) Consolidated Adjusted EBITDA for such period, minus (ii) Unfunded Capital Expenditures made during such period (other than Permitted Unfunded BrightLoop Massillon Capital Expenditures made during such period), minus (iii) distributions and dividends (including any Restricted Payments permitted hereunder, but excluding Restricted Payments made pursuant to Section 7.06(b)) made during such period, minus (iv) cash taxes paid during such period, to (b) the amount of all Debt Payments for such period.”

2 (ii) by amending and restating the definition of “Fee Letter” therein to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, (ii) the letter agreement, dated as of the First Amendment Effective Date, between the Borrower and the Administrative Agent, (iii) the letter agreement, dated as of the Fourth Amendment Effective Date, between the Borrower and the Administrative Agent, (iv) the letter agreement, dated as of the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent, (v) the letter agreement, dated as of the Sixth Amendment Effective Date, between the Borrower and the Administrative Agent, (vi) the letter agreement, dated as of the Seventh Amendment Effective Date, between the Borrower and the Administrative Agent, (vii) the letter agreement, dated as of the Eighth Amendment Effective Date, between the Borrower and the Administrative Agent, (viii) the letter agreement, dated as of the Ninth Amendment Effective Date, between the Borrower and the Administrative Agent, (ix) the letter agreement, dated as of the Tenth Amendment Effective Date, between the Borrower and the Administrative Agent, and (x) the letter agreement, dated as of the Eleventh Amendment Effective Date, between the Borrower and the Administrative Agent.” (iii) by amending the definition of “Non-Recourse Indebtedness” therein by deleting the phrase “the Parent” therefrom and substituting in its stead the phrase “the Borrower”. (iv) by adding the following new definition thereto in appropriate alphabetical order: “ “Eleventh Amendment Effective Date” means August 11, 2026.” (b) By amending Section 7.06 (Restricted Payments) thereof by amending and restating clauses (b), (d), (e) and (f) thereof to read in their entirety, respectively, as follows: “(b) on or before August 11, 2027, the Borrower may repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Borrower pursuant to the share repurchase program announced on July 13, 2026 in that certain Form 8-K current report of the Borrower with the SEC, so long as (i) the aggregate amount of such Equity Interests repurchased, redeemed, or otherwise acquired or retired in reliance on this clause (b) does not exceed $50,000,000, and (ii) no Loan may be requested (nor may any proceeds of any Loan be used) to fund any portion of any Restricted Payment under this clause (b); (d) the Borrower and its Subsidiaries may repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Borrower or any Subsidiary held by any current or former officer, director or employee pursuant to any equity-based compensation plan, equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement in an aggregate amount not to exceed, in any fiscal year, the sum of (i) $4,250,000, plus (ii) the amount of any such Equity Interests repurchased to facilitate tax payments associated with restricted stock units or other stock-based compensation in such fiscal year, provided, that, no Loan may be requested (nor may any

3 proceeds of any Loan be used) to fund any portion of any Restricted Payment under this clause (d); (e) the Borrower may pay regularly scheduled cash dividends and distributions with respect to any preferred Equity Interests of Borrower that do not constitute Disqualified Equity Interests at a rate not to exceed 7.75% per annum of the liquidation preference of such preferred Equity Interests so long as, after giving pro forma effect to any such payments (and to any Indebtedness being incurred and/or any other transaction being closed and consummated by the Borrower or any Subsidiary concurrently or substantially contemporaneously with such payments), the Payment Conditions with respect thereto shall have been satisfied; and (f) the Borrower may make other Restricted Payments so long as, after giving effect to the making of each such Restricted Payment, the Payment Conditions have been satisfied; provided, that, no Loan may be requested (nor may any proceeds of any Loan be used) to fund any portion of any Restricted Payment under this clause (f).” 3. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement, the other Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement, the other Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement, the Security Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 4. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by each of the parties hereto (including, without limitation, the Lenders), and (ii) counterparts of the Fee Letter described in clause (x) of the definition thereof (as amended hereby), duly executed and delivered by each of the parties hereto. (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

4 (c) Since December 31, 2025, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the execution, delivery and performance by any Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party have been obtained. (e) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to (i) the Fee Letter described in clause (x) of the definition thereof (as amended hereby), and (ii) Section 11.04 of the Credit Agreement. (f) No Default or Event of Default shall have occurred and be continuing. (g) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 5. Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby represents and warrants as follows: (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Secured Notes Documents, the PBGC Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since December 31, 2025, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) No Default or Event of Default has occurred and is continuing.

5 (f) None of the Borrower’s or any Guarantor’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Tenth Amendment Effective Date have been amended, modified, supplemented, revoked or rescinded since the Tenth Amendment Effective Date, and all of such Organization Documents remain in full force and effect as of the date hereof. 6. Miscellaneous. (a) Each of the Loan Parties and the Specified Guarantor hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties or the Specified Guarantor now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties and the Specified Guarantor hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability

6 of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc. Babcock & Wilcox Developments, LLC Massillon NG2H, LLC Wyoming C2H, LLC Mountaineer C2H, LLC Bayou B2H, LLC Ember Disposition, LLC Babcock & Wilcox IP Holdings, LLC 4871092.6